===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CLEAN HARBORS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              CLEAN HARBORS, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:
         CLEAN HARBORS, INC.
     -------------------------------------------------------------------------


     (4) Date Filed:
         APRIL 30, 2001
     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[CleanHarbors logo appears here]

                                                                    May 1, 2001

Corporate Headquarters
1501 Washington Street
Braintree, Massachusetts 02185
Tel. 781-849-1800

To Our Fellow Stockholders:

  On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2001 Annual Meeting of Stockholders, to be held on Friday, June 15, 2001 in Boston, Massachusetts.

  Information about the Annual Meeting is presented on the following pages. In addition to the formal items of business, the meeting will include a report by members of management on Company operations. You will have an opportunity to ask questions of our management team if you attend the meeting in person.

  Your vote is important. You can be sure your shares are represented at the meeting by completing, signing, and returning your proxy form in the enclosed envelope, even if you plan to attend the meeting. Sending in your proxy will not prevent you from voting in person at the meeting should you wish to do so.

  Thank you for your continued support of Clean Harbors. We look forward to seeing those stockholders who are able to attend the Annual Meeting on June 15.

                                          Sincerely,

                                          /s/ Alan S. McKim
                                          Alan S. McKim
                                          Chairman of the Board

                              CLEAN HARBORS, INC.
                            1501 Washington Street
                        Braintree, Massachusetts 02185

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

  Notice is hereby given that the Annual Meeting of Stockholders of Clean Harbors, Inc. (the "Company"), will be held at 10:00 a.m., local time, on Friday, June 15, 2001, at Citizens Bank, 53 State Street, Eighth Floor, Brigham Room, Boston, Massachusetts, for the following purposes:

    1. To elect two (2) Class III members of the Board of Directors of the Company to serve until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected;

    2. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

  Stockholders of record at the close of business on May 1, 2001 will be entitled to notice and to vote at the meeting.

  You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting in person, please date, sign and mail your proxy in the enclosed envelope to ensure that your shares will be represented at the meeting.

                                          By order of the Board of Directors

                                          /s/ C. Michael Malm
                                          C. Michael Malm, Clerk

May 1, 2001
Boston, Massachusetts

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              CLEAN HARBORS, INC.
                            1501 Washington Street
                              Braintree, MA 02185

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished in connection with the solicitation of proxies by the Board of Directors of Clean Harbors, Inc., a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at Citizens Bank, 53 State Street, Eighth Floor, Brigham Room, Boston, Massachusetts, on June 15, 2001, commencing at 10:00 a.m., local time, and any adjournment thereof.

                              PROXY SOLICITATION

  Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified or, if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to the meeting by written notice given to the Clerk of the Company. The cost of this solicitation shall be borne by the Company. Solicitations of proxies by telephone or in person may be made by the Company's directors, officers or other employees, but any such solicitation will be carried on during working hours and for no additional cost, other than the time expended and telephone charges in making such solicitation. This Proxy Statement and the accompanying proxy form are scheduled to be mailed to stockholders beginning on May 4, 2001.

                      INFORMATION AS TO VOTING SECURITIES

  The holders of the Company's Common Stock and Series B Convertible Preferred Stock vote as a single class with respect to the election of directors and most other matters. Each issued and outstanding share of the Company's Common Stock, $.01 par value per share, and each issued and outstanding share of the Company's Series B Convertible Preferred Stock, $.01 par value per share, is entitled to one vote. Only stockholders of record at the close of business on May 1, 2001 will be entitled to vote at the meeting. On April 1, 2001, there were 11,317,155 shares of Common Stock and 112,000 shares of Series B Convertible Preferred Stock of the Company outstanding and entitled to vote. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

  The election of the Class III directors will require the affirmative vote of the holders of a plurality of the shares of both classes of stock represented at the meeting. Approval of any other matters which may properly come before the meeting will require the affirmative vote of the holders of a majority of the shares represented and entitled to vote on such proposals at the meeting. Votes withheld from any nominee for election as a director, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence of a quorum for the meeting. Therefore, votes withheld from any nominee for director will have the effect of "against" votes. Broker "non-votes" occur when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Usually, this would occur when brokers holding stock in "street name" have not received any instructions from clients, in which case the brokers (as holders of record) are permitted to vote on "routine" proposals but not on non-routine matters. The election of directors is considered a routine matter, and therefore it is anticipated that broker "non-votes" will not occur with respect to such election. If any non-routine matter should properly come before the meeting, the determination of whether broker "non-votes" would have an effect on the voting on such proposal would depend on the nature of such proposal.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Name                             Age                  Position
----                             ---                  --------
Alan S. McKim...................  46 Chairman of the Board of Directors,
                                     President and Chief Executive Officer
Christy W. Bell.................  78 Director
John P. DeVillars...............  52 Standing for Election as Director
John F. Kaslow..................  68 Director
Daniel J. McCarthy..............  69 Director
John T. Preston.................  51 Director
Thomas J. Shields...............  54 Director
Lorne R. Waxlax.................  67 Director
Gene A. Cookson.................  43 Executive Vice President and Chief
                                     Operating Officer*
George L. Curtis................  42 Vice President, Transportation and Disposal
                                     Services*
William J. Geary................  53 Executive Vice President and General
                                     Counsel*
Eric W. Gerstenberg.............  32 Senior Vice President, Disposal Services*
Roger A. Koenecke...............  52 Senior Vice President and Chief Financial
                                     Officer
John P. Lawton..................  40 Senior Vice President, Sales and Marketing*
Joseph L. McNally...............  44 Vice President, Management Information
                                     Systems*
Stephen H. Moynihan.............  45 Senior Vice President, Planning &
                                     Development
David M. Parry..................  35 Senior Vice President, Eastern Operations*
Carl Paschetag, Jr..............  41 Vice President, Treasurer and Controller

--------
* Officer of Clean Harbors Environmental Services, Inc., a wholly-owned subsidiary of the parent holding company, Clean Harbors, Inc.

  Alan S. McKim founded the Company in 1980 and is Chairman of the Board of Directors, President, and Chief Executive Officer of the Company. He serves as a director of most of the Company's subsidiaries. Mr. McKim served as President of the Company and its predecessor from 1980 to 1988. Mr. McKim holds an MBA from Northeastern University. He has been a director of the Company since its formation. His current term as a Class I director expires in 2002.

  Christy W. Bell was Chairman of the Board of ChemClear Inc., a public company which was primarily engaged in the business of treating industrial, aqueous waste at its plants in Baltimore, Cleveland, and Chicago, for more than five years prior to its merger into a subsidiary of the Company in 1989. Mr. Bell had also served as President of ChemClear prior to the merger. Mr. Bell is President and an owner of Electro-Petroleum, Inc., Electro-Pyrolysis, Inc., and Arc Technologies, Inc., all of which are involved in the development of technologies for the management of waste and the production of energy. He is also a managing member of Temblor Petroleum Company LLC. Mr. Bell has served as a director of the Company since the ChemClear merger in 1989. His current term as a Class III director expires this year, and he will retire from the Board effective when his successor shall be duly elected.

  John P. DeVillars is currently Executive Vice President of Brownfields Recovery Corporation, a privately owned company engaged in remediating and redeveloping environmentally impacted properties; the Managing Partner of Urban Environmental Fund, LP, a fund engaged in acquiring and redeveloping environmentally impacted sites; and a Visiting Lecturer in Environmental Policy at the Massachusetts Institute of Technology. From 1994 through 2000 Mr. DeVillars was the New England Administrator for the U.S. Environmental Protection Agency, from 1991 to 1994 Mr. DeVillars was a Director of Environmental Advisory Services with Coopers & Lybrand, and from 1988 to 1991 Mr. DeVillars served as Secretary of Environmental Affairs for the Commonwealth of Massachusetts. Mr. DeVillars holds a Masters in Public Administration from the John F. Kennedy School of Government, Harvard University and a Bachelor of Arts from the University of Pennsylvania. He is standing for election as a Class III director.

  John F. Kaslow is a consultant to the electric utility industry. Mr. Kaslow served for 8 years as an advisor to the Electric Power Research Institute ("EPRI"), a collaborative research organization which provides advanced science and technology to its member companies and their customers. Prior to joining EPRI, Mr. Kaslow served for 34 years with an electric utility company, the New England Electric System ("NEES"), where he held a number of engineering, operating and general management positions, including serving prior to his retirement as a director, Executive Vice President and Chief Operating Officer of NEES, and as a director and President of its New England Power Company subsidiary. Mr. Kaslow is a director of Doble Engineering Company. He has served as a director of the Company since 1991. His current term as a Class I director expires in 2002.

  Daniel J. McCarthy has been a Professor of Strategic Management at Northeastern University since July 1972, prior to which he was President of Computer Environments Corporation, a computer services company. He serves as a director of Tufts Associated Health Maintenance Organization, and as a director and member of the Audit and Compensation Committees of MANAGEDCOMP, Inc., which manages worker's compensation for employers. Mr. McCarthy holds an MBA degree from Dartmouth College and a DBA degree from Harvard Business School. He has served as a director of the Company since 1987. His current term as a Class III director expires this year, and he is standing for reelection for a three-year term.

  John T. Preston is President and Chief Executive Officer of Atomic Ordered Materials and serves on the boards of several private companies. From 1992 through 1995, he served as Director of Technology Development at the Massachusetts Institute of Technology. From 1986 to 1992 he was Director of the M.I.T. Technology Licensing Office. He holds an MBA from Northwestern University and a BS in Physics from the University of Wisconsin. Prior to joining the Board of the Company, Mr. Preston served on the board of Clean Harbors Technology Corporation. He has served as a director of the Company since 1995. His current term as a Class II director expires in 2003.

  Thomas J. Shields is Managing Director of Shields & Company, an investment banking firm that he co-founded in 1991. He is currently a director of B.J.'s Wholesale Club, Inc., Seaboard Corporation and Versar, Inc. Mr. Shields is a graduate of Harvard College and Harvard Business School. He has served as a director of the Company since September 1999. His current term as a Class I director expires in 2002.

  Lorne R. Waxlax served as Executive Vice President of The Gillette Company from 1985 to 1993, with worldwide responsibility for Braun AG, Oral-B Laboratories and Jafra Cosmetics International. He is currently a director of B.J.'s Wholesale Club, Inc, HON Industries Inc., Homebase, Inc and Pennzoil-Quaker State Corporation. Mr. Waxlax holds a BBA degree from the University of Minnesota and an MBA degree from Northwestern University. He has served as a director of the Company since 1994. His current term as a Class II director expires in 2003.

  Gene A. Cookson is Executive Vice President and Chief Operating Officer. Mr. Cookson rejoined the Company in 1998 as Senior Vice President, Field Services & Operations. From 1996 to 1998, Mr. Cookson was the Vice President of Operations of The Flatley Group, a privately owned real estate management company, and he was in charge of major accounts at the Gartner Group. From 1991 to 1996, Mr. Cookson held a variety of management positions with the Company including Director of Sales, Director of the CleanPack Product Line and Field Services General Manager. Mr. Cookson holds a Masters Degree in Civil Environmental Engineering from Northeastern University.

  George L. Curtis is Vice President, Transportation and Disposal Services. Mr. Curtis joined the Company in 1980, and he has served in a variety of management positions the most recent of which were Vice President of Marketing and Vice President of Business Development. Mr. Curtis holds a MBA from Northeastern University and a Bachelors of Arts in Biology from Columbia University.

  William J. Geary is Executive Vice President and General Counsel of the Company. He joined the Company in 1989 and he has served as Vice President of Government Relations and as Special Counsel for the Company. Prior to joining the Company, Mr. Geary served in various senior positions in Massachusetts state government. Mr. Geary holds a Bachelor's Degree from the University of Massachusetts at Boston, a Masters Degree in

Government and Management from Northeastern University, and a J.D. from Suffolk University Law School. He was awarded a Loeb Fellowship in Advanced Environmental Studies at Harvard University. Mr. Geary is admitted to the Bar in Massachusetts and the District of Columbia as well as the Bar of the United States Supreme Court.

  Eric W. Gerstenberg rejoined the Company in June 1999 as Vice President of Disposal Services of Clean Harbors Environmental Services, Inc. From 1997 to 1999, Mr. Gerstenberg was the Vice President of Operations for Pollution Control Industries, a privately owned environmental services company. From 1989 to 1997, Mr. Gerstenberg held a variety of positions with the Company including General Manager of the Natick, Baltimore and Chicago facilities. Mr. Gerstenberg holds a Bachelors of Science degree in Engineering from Syracuse University.

  Roger A. Koenecke joined the Company as Senior Vice President and Chief Financial Officer in 1998. From 1982 through 1997, Mr. Koenecke held a variety of management positions, including Senior Vice President and Chief Financial Officer, with Millbrook Distribution Services, Inc. and its predecessor corporations, which are engaged in the distribution of health and beauty care, general merchandise, and specialty food products. Prior to that, he was an Audit Manager with Price Waterhouse & Co., an international accounting firm. Mr. Koenecke holds a BS in Chemistry and MBA from the University of Wisconsin.

  John P. Lawton rejoined the Company as Senior Vice President, Sales and Marketing in 2000. Mr. Lawton first joined the Company in 1988, and he has served in a variety of management positions with the most recent being Director of Sales for all service areas outside New England, Senior Vice President of Corporate Marketing and National Accounts, and President of Harbor Management Consultants, Inc., a wholly-owned subsidiary of the Company. Mr. Lawton received a BA degree from North Adams State College.

  Joseph L. McNally is Vice President, Management Information Systems. Mr. McNally joined the Company in 1985 and he has served in a variety of management positions the most recent of which was Vice President and General Manager of Clean Harbors of Chicago, and Vice President of Central Services. Mr. McNally holds a Bachelors of Science in Chemistry from Framingham State University.

  Stephen H. Moynihan has served as an officer of either the Company or one or more of its subsidiaries since 1987. In 1996, he was appointed Senior Vice President Planning and Development, prior to which he served as Vice President and Treasurer. Mr. Moynihan served as Vice President of Strategic Planning of Clean Harbors Environmental Services from 1990 until 1995. Prior to joining Clean Harbors, Mr. Moynihan was Audit Manager for Gerald T. Reilly and Company, a public accounting firm. Mr. Moynihan holds a BS degree in Accounting from Bentley College.

  David M. Parry is Senior Vice President, Eastern Operations. Mr. Parry joined the Company in 1988 and he has served in a variety of management positions with the most recent being District Sales Manager, Regional Manager of CleanPack(R) and T&D Services, and Vice President, Northeast Region. Mr. Parry holds a Bachelors of Science from the Massachusetts Maritime Acadamy.

  Carl Paschetag, Jr. joined the Company as Vice President, Treasurer and Controller in 1997. He also serves as Vice President and Treasurer of most of the Company's subsidiaries. From 1994 through 1997, Mr. Paschetag was the Controller of Cambridge Energy Research Associates, a privately owned international management consulting company. From 1987 through 1994, Mr. Paschetag held a variety of management positions with Draka Holdings B.V., a publicly held company traded on the Amsterdam Exchange. Prior to that, Mr. Paschetag worked for KPMG Peat Marwick, an international accounting firm. He holds a BBA in Accounting from The University of Texas.

  Set forth below is information as to ownership of the Company's Common Stock as of April 1, 2001 by each director of the Company, each of the executive officers and all directors and executive officers as a group. No director or executive officer owns any Series B Convertible Preferred Stock. Except as otherwise indicated below, the named owner has sole voting and investment power with respect to the specified shares.

              Stock Ownership of Directors and Executive Officers

                                                        Amount and
                                                        Nature of
                                                        Beneficial    Percent
Name of Beneficial Owner                               Ownership(1)   of Class
------------------------                               ------------   --------
Alan S. McKim.........................................  4,231,762(2)   37.39%
Christy W. Bell.......................................     73,485        *
John P. DeVillars.....................................        --         *
John F. Kaslow........................................      9,633        *
Daniel J. McCarthy....................................      6,533(3)     *
John T. Preston.......................................     11,333        *
Thomas J. Shields.....................................      5,833        *
Lorne R. Waxlax.......................................     69,533(4)     *
Gene A. Cookson.......................................     54,499        *
George L. Curtis......................................     36,152        *
William J. Geary......................................     42,283        *
Eric W. Gerstenberg...................................      8,325        *
Roger A. Koenecke.....................................     29,392        *
John P. Lawton........................................      5,000        *
Joseph L. McNally.....................................     27,960        *
Stephen H. Moynihan...................................    147,944        *
David M. Parry........................................     20,630        *
Carl Paschetag, Jr....................................     18,818        *
All current directors and executive officers as a
 group (18 persons)...................................  4,799,115       39.9%

--------
 *  Less than 1%
(1) Beneficial ownership has been determined in accordance with Securities and Exchange Commission regulations and includes the following number of shares of the Company's Common Stock which may be acquired under stock options which are exercisable within 60 days of April 1, 2001: Mr. Bell (6,333 shares), Mr. Kaslow (8,333 shares), Mr. McCarthy (6,333 shares), Mr. Preston (11,333 shares), Mr. Shields (5,333 shares), Mr. Waxlax (8,333 shares), Mr. Cookson (42,000 shares), Mr. Curtis (27,250 shares), Mr. Geary (37,800 shares), Mr. Gerstenberg (6,000 shares), Mr. Koenecke (24,000 shares), Mr. McNally (26,260 shares), Mr. Moynihan (47,444 shares), Mr. Parry (20,630 shares), Mr. Paschetag (6,000 shares), and all current directors and executive officers as a group (283,382 shares).
(2) Excludes 60,000 shares owned by a trust for Mr. McKim's minor children as to which Mr. McKim holds no voting or investment power.
(3) Includes 200 shares owned by Mr. McCarthy's son as to which Mr. McCarthy shares voting and investment power.
(4) Includes 1,000 shares owned by Mr. Waxlax's son as to which Mr. Waxlax shares voting and investment power.

  To the Company's knowledge, as of April 1, 2001, no person or entity "beneficially owned" (as that term is defined by the Securities and Exchange Commission) 5% or more of the Company's Common Stock or Series B Convertible Preferred Stock, except as shown in the following table. Except as otherwise indicated below, the Company understands that the named person or entity has sole voting and investment power with respect to the specified shares. The holders of the Company's Common Stock and Series B Convertible Preferred Stock vote as a single class with respect to the election of directors and most other matters.

                                          Number of       Percent and Class of
   Name and Address                        Shares         Stock
   ----------------                       ---------       --------------------
   Alan S. McKim......................... 4,231,762(1)    37.39% Common Stock
   Clean Harbors, Inc.
   1501 Washington St.
   Braintree, MA 02184

   Dimensional Fund Advisors, Inc........   737,200(2)(3) 6.51% Common Stock
   1299 Ocean Avenue
   11th Floor
   Santa Monica, CA 90401

   Blazerman & Co. ......................    48,000       42.86% Series B
   Grandview Capital Management, LLC
   820 Manhattan Avenue
   Suite 200
   Manhattan Beach, CA 90266

   Bost & Co.............................    42,000       37.50% Series B
   c/o Mellon Guarantee Trust Company                     Convertible Preferred
   As Investment Advisor and Agent for                    Stock
   the
   Alfred P. Sloan Foundation
   Church Street Station
   New York, NY 10008

   Cede & Co.............................    17,000       15.18% Series B
   c/o The Depository Trust Company                       Convertible Preferred
   P.O. Box 20                                            Stock
   Bowling Green Station
   New York, NY 10274

--------
(1) Excludes 60,000 shares owned by a trust for Mr. McKim's minor children as to which Mr. McKim holds no voting or investment power.
(2) Based upon ownership as of December 31, 2000 shown on Schedule 13G filed with the Company by the specified entity in February 2001.
(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 737,200 shares of Clean Harbors, Inc. stock as of December 31, 2000, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS
                            (Item 1 on Proxy Form)

  The Board of Directors of the Company is currently composed of seven directors classified into three classes. There are three Class I Directors, and two Class II and Class III Directors. One class of directors is elected each year for a term of three years. The term of the Class III Directors, Christy W. Bell and Daniel J. McCarthy, shall expire at the 2001 Annual Meeting. Mr. Bell is retiring, and the Board of Directors has nominated John
P. DeVillars and Daniel J. McCarthy to serve as Class III Directors.

  Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the Annual Meeting to elect John P. DeVillars and Daniel J. McCarthy as Class III directors of the Company for a three-year term, until the 2004 Annual Meeting of Stockholders and until their respective successors shall be duly elected. In the event that one or more of the nominees is unable to stand for election (which event is not now contemplated), the holders of the enclosed proxy will vote for the election of a nominee or nominees acceptable to the remaining members of the Company's Board of Directors.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to elect Messrs. DeVillars and McCarthy as directors.

Compensation of Directors

  According to the Company's 2000 Stock Incentive Plan approved by stockholders at the 2000 Annual Meeting, each director who is not an employee of the Company receives upon election to the Board a grant of a five-year, non-qualified stock option to purchase that number of shares of the Company's Common Stock determined by multiplying 2,000 by the number of years or fraction thereof for which the director shall be elected, at the market price of the Common Stock on the date of election, vesting immediately as to the first 2,000 shares of any award and as to an additional 2,000 shares on each anniversary of the date of election. Awards to directors appointed to fill a vacancy on the Board for less than one year are prorated. During 2000, upon the election as directors to serve for a term of three years, Messrs. Preston and Waxlax, the only non-employees elected as a director, received options for 6,000 shares at the market price of $1.88 per share.

  In addition, Mr. McKim recommended to the Board that each non-employee director receive options to purchase 10,000 shares of the Company's Common Stock in recognition of their efforts and guidance over the past several years in returning the Company to profitability. Messrs. Bell, Kaslow, McCarthy, Preston, Shields and Waxlax each received options to purchase 10,000 shares, at the market price of $1.88 per share exercisable one-third immediately and one-third at the end of the first and second anniversary.

  During 2000 the Company paid each director who is not an employee an annual retainer fee of $20,000 plus $1,000 for each board meeting attended, $750 for each committee meeting attended and $500 for meetings conducted by telephone conference call. The Company also paid outside directors who are members of committees of the Board $1,000 for membership on a committee and an additional $1,500 for serving as chairman of a committee. Directors were also reimbursed for expenses incurred in connection with service on the Board. Total fees paid to outside directors in 2000 were as follows: Mr. Bell $30,250, Mr. Kaslow $36,500, Mr. McCarthy $35,500, Mr. Preston $26,000, Mr. Shields $30,250, and
Mr. Waxlax $35,500.

Board Committees and Meetings

  During 2000, the Board of Directors held five meetings, one of which was held by conference call.

  The Board of Directors has established an Audit Committee consisting of members of the Board of Directors who are not employed by the Company. During 2000, Messrs. Bell, Kaslow and Shields served on the Audit Committee. The primary functions of the Audit Committee are to recommend the selection of independent public accountants, to review the scope of and approach to audit work, and to meet with and review the activities of the Company's accountants and the independent public accountants. During 2000, there were five meetings of the Audit Committee, of which two were held by conference call. The Board of Directors has established a Compensation and Stock Option Committee. During 2000, the Compensation and Stock Option Committee consisted of three non-employee directors: Messrs. Kaslow, McCarthy and Waxlax. During 2000, there were five meetings of the Compensation and Stock Option Committee, of which three were held by conference call. The Board of Directors has also established a Corporate Governance Committee consisting of three directors:
Messrs Waxlax, McKim and McCarthy. The Corporate Governance Committee serves as the nominating committee of the Board. This committee met three times in 2000.

  During 2000, all directors attended at least 75 percent of the meetings of the Board and the committees of which they were members.

Compensation Committee Report

  The Compensation and Stock Option Committee of the Board of Directors (the "Committee"), consists of three outside directors whose responsibilities include the recommendation to the full Board of Directors of a compensation package for the Chief Executive Officer; review and approval of other senior executive officer compensation; review and approval of corporate management compensation policies; and management of the Company's stock option and equity incentive plans.

Compensation

  The fundamental philosophy of the Committee regarding executive compensation is to offer competitive compensation opportunities and to align individual compensation with the goals, values and priorities of the Company. Compensation for executive officers currently consists of three basic elements: base compensation and benefits, salary "at-risk", and awards of long-term equity incentives through non-qualified stock options. In addition, in 1998 the Company instituted an Executive Retention Plan in order to help retain certain key employees.

  Base compensation and benefits for 2000 were determined based upon a current analysis and previous studies of comparable industry groups. Salary at risk payments were made pursuant to the Company's Management Incentive Program ("MIP") approved by the Committee for 2000. Under the 2000 MIP, which covered 100 management positions in the Company, an individual could earn a bonus based upon Company-wide success in meeting management's goals, based upon thresholds of achievements of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and, certain individuals were eligible to receive an additional bonus based on achieving specific personal goals and objectives. Payouts under the MIP during 2000 totaled $1,729,548 and payments to individual participants ranged from $76,392 to $1,056. In order to participate in the 2000 plan, the participants agreed to forgo any salary increase and to have a larger proportion of their compensation based upon the Company's achievement of various levels of EBITDA. For 2001, the Committee has decided to maintain the MIP but will not require that the participants forgo any salary increase in order to participate in the plan.

  The final element of compensation for executives is long-term equity incentives through grants of non-qualified stock option awards. Awards are designed to align the interests of executives with those of stockholders of the Company and to encourage long-term retention of executives through periodic vesting. Awards were made during 2000 at current market price, and most options vest as to 20% at the end of each successive year of service. During 2000 options were awarded to 201 employees of the Company. Individual awards ranged from 250 to 30,000 shares based upon the individual's position and ability to positively impact Company results, adjusted according to his or her performance rating. The Chief Executive Officer, Alan S. McKim, did not receive any options during 2000, nor during any previous year.

  In 1998, the Company instituted an Executive Retention Plan (the "Retention Plan") which currently covers 15 members of senior management. The Retention Plan provides for severance payments for terminations other than for "cause" in exchange for one year non-competition agreements. For terminations other than for cause and not related to a change in control, the Retention Plan calls for the payment of up to one year of base salary at the rate in effect at the time of termination of employment, payable periodically in accordance with the Company's normal executive salary payment polices, plus up to one year of continued medical, dental, life insurance and other benefits, if any, available to the executive at the time of his or her termination of employment.

  Under the Retention Plan, in the event of a Change in Control (as defined in the Plan), the executive will receive severance benefits equal to one year's base salary and benefits if his or her employment with the Company is terminated for any reason within 30 days after a Change in Control. Also, an executive shall be entitled to receive the same severance benefits if the executive does not receive a position equal to the position that the executive held prior to the Change in Control or if the primary work location is not within 30 miles of such location prior to the Change in Control. If the executive accepts a position with the successor corporation after the Change in Control, and, within two years of the Change in Control, the executive's position changes so as not to be equal to his or her position prior to the Change in Control, then the executive shall be entitled to the same severance benefits. Under the Retention Plan, one year's base salary is payable within 30 days after termination of employment relating to a Change in Control.

Chief Executive Officer Compensation

  During 2000, base compensation of the Chief Executive Officer, Alan S. McKim, was $300,000. Salary at risk payable to Mr. McKim for 2000 was based upon the Company's achievement of a base line EBITDA goal and various individual goals established by the Committee. One of Mr. McKim's major goals was to refinance the $50,000,000 of Senior Notes (the "Senior Notes") prior to December 31, 2000. Although the Company met and exceeded its EBITDA goal, because the Company did not complete the refinancing of its $50 million Senior Notes during 2000, Mr. McKim did not receive a bonus for 2000.

Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that annual compensation paid to any officer exceeds $1 million. Compensation paid to the Company's executive officers during the 2000 fiscal year did not exceed the $1 million individual limit, and it is not expected that compensation will exceed that limit in the foreseeable future. Because of the unlikelihood that compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

                                           John F. Kaslow
                                           Daniel J. McCarthy (Chairman)
                                           Lorne R. Waxlax

Compensation of Executive Officers

  The following table sets forth compensation information for the Chief Executive Officer and the four other most highly compensated executive officers of the Company and its subsidiaries who were serving as executive officers at the end of 2000.

                          Summary Compensation Table

                                                           Long-Term
                                                        Compensation(1)
                                                       ------------------
                                                         Awards   Payouts
                                                       ---------- -------
                                                       Securities
                                                       Underlying
                              Annual Compensation       Options
Name and Principal       -----------------------------  Granted              All Other
Position                 Year  Salary   Bonus   Other   (shares)          Compensation(2)
------------------       ---- -------- -------- ------ ----------         ---------------
Alan S. McKim...........
 Chairman of the Board,  2000 $300,000 $    --  $  360      --      --        $   --
 President and           1999  300,000      --     408      --      --            --
 Chief Executive Officer 1998  300,000   50,000    408      --      --            --

Gene A. Cookson(3)......
 Executive Vice
 President and           2000 $197,583 $156,392 $  240   30,000     --        $   --
 Chief Operating         1999  178,000    4,272    408   30,000     --            --
 Officer*                1998  152,441   87,944    340   40,000     --         25,000

William J. Geary........
 Executive Vice          2000 $150,000 $ 57,195 $7,752   20,000     --        $51,370
 President and           1999  150,000   38,600  8,340      --      --         55,687
 General Counsel*        1998  122,000   14,245  1,117    5,500     --         30,000

Roger A. Koenecke(3)....
 Senior Vice President   2000 $135,000 $ 51,475 $  552      --      --        $   --
 and                     1999  135,000    4,702  1,076      --      --            --
 Chief Financial Officer 1998  126,346   18,864    638   40,000     --         26,090

David M. Parry(4)....... 2000 $123,125 $ 78,151 $4,822   20,000     --        $   --
 Senior Vice President,
 Eastern Operations*

--------
 *  Clean Harbors Environmental Services, Inc.
(1) No restricted stock or stock appreciation rights were awarded during 2000, or held at the end of 2000. The Company does not have a long-term incentive plan, and there were no long-term incentive plan payouts during 2000.
(2) Consists of the forgiveness of a loan for Mr. Geary, relocation for Mr. Koenecke and a recruiting bonus for Mr. Cookson upon his re-employment with the Company.
(3) Mr. Cookson rejoined the Company in February 1998, and Mr. Koenecke joined the Company in January 1998.
(4)  Mr. Parry was elected an executive officer in 2000.

Options

  The following table illustrates the hypothetical value of stock options granted to the individuals named in the Summary Compensation Table during 2000, based on assumed annual growth rates of 5% and 10% in the value of the Company's stock price over the life of the stock options. The amounts set forth under "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" reflect required disclosures pursuant to regulations of the Securities and Exchange Commission. The actual value to be realized, if any, could be more or less than the assumed values depending upon the performance of the stock. Under the terms of the Company's Stock Option and Equity Incentive Plans, the Compensation and Stock Option Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options. In 2000 no stock options were repriced, and no stock appreciation rights were awarded.

                             Option Grants in 2000

                                     Individual Grants
                         ------------------------------------------
                                                                     Potential Realizable
                                                                             Value
                                                                    at Assumed Annual Rates
                                     Percent                            of Stock Price
                         Number of   of Total                            Appreciation
                         Securities  Options   Exercise               for Option Term(2)
                         Underlying Granted to  or Base             -----------------------
                          Options   Employees  Price per Expiration  5% Annual  10% Annual
Name                      Granted    in 2000   Share(1)     Date    Growth Rate Growth Rate
----                     ---------- ---------- --------- ---------- ----------- -----------
Alan S. McKim...........      --        --       $--          --      $   --     $    --
Gene A. Cookson.........   30,000      4.94%     2.50     2/25/10      47,167     119,531
William J. Geary........   20,000      3.30%     2.42     7/25/10      30,464      77,201
Roger A. Koenecke.......      --        --        --          --          --          --
David M. Parry..........   10,000      1.65%     2.50     2/25/10      15,722      39,844
David M. Parry..........   10,000      1.65%     1.88     6/16/10      11,792      29,883

--------
(1) The exercise prices of the options granted in 2000 were equal to the fair market value of the Common Stock on the date each option was granted.
(2) All options have a ten-year term, vest over five years, and are exercisable as to 20% of the shares on the first anniversary of the date of grant and as to an additional 20% on each anniversary date thereafter.

Option Exercises and Year-End Option Values

  The following table shows for the individuals named in the Summary Compensation Table the aggregate number of any options exercised, the value realized (market value of underlying shares on exercise minus the exercise price), the number of unexercised options held by each individual at year-end, and the value of unexercised in-the-money options at year-end. The high and low sales prices of the Company's Common Stock in 2000 were $4.250 and $1.188. The last sale price at year-end was $1.7812. No stock appreciation rights were exercised during 2000 or held by such individuals at year-end.

                           Option Exercises in 2000

                                                Number of Securities      Value of Unexercised
                          Number of            Underlying Unexercised     In-the-Money Options
                           Shares                Options at Year-End           at Year-End
                          Acquired    Value   ------------------------- -------------------------
Name                     on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Alan S. McKim...........     --        $--         --           --        $  --        $  --
Gene A. Cookson.........     --         --      22,000       78,000        5,459        8,189
William J. Geary........     --         --      36,700        3,300          --           --
Roger A. Koenecke.......     --         --      16,000       24,000        5,459        8,189
David M. Parry..........     --         --      14,695       31,805          --           --

Termination of Employment and Change of Control Agreements

  The Company provides "change of control" protection under stock option agreements awarded to executive officers. Some of those agreements provide that options will automatically fully vest upon a change of control, while others provide that if an employee is involuntarily terminated or experiences a change of position and a reduction in salary or relocation within twelve months of a change of control, the employee's options become fully vested.

  As discussed more fully in the Compensation Committee Report, the Company has an Executive Retention Plan ("Retention Plan") that covers 15 members of executive and senior management. The Retention Plan provides for severance payments equal to one year's base salary for terminations that are due to a change in control of over 50% of the shares of the Company. In addition to severance, the Retention Plan provides for one year of continued medical, dental, life insurance and other benefits, if any, available to the executive at the time of his or her termination of employment.

Independent Auditors Fees

  In addition to retaining PricewaterhouseCoopers LLP (PWC) to audit the consolidated financial statements for 2000, the Company and its subsidiaries retained PWC to provide tax services in 2000, and expect to continue to do so in the future. The aggregate fees billed for professional services by PWC for 2000 for these services were:

  . Audit Fees: $199,500 for services rendered for the annual audit of the Company's consolidated financial statements for 2000 and the quarterly reviews of the financial statements included in the Company's Forms 10-Q.

  . Tax Fees: $68,627 for tax services relating to a $3,000,000 assessment for state income taxes for one of the states in which the Company operates and for tax services relating to filing amended federal tax returns.

Audit Committee Report

  The Audit Committee of the Board of Directors (the "Committee") is comprised of the three directors named below. Each member of the Committee is an independent director. The Committee has adopted a written charter which has been approved by the Board of Directors, and which is set forth in Appendix A of this Proxy Statement. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. The Company's independent auditor for 2000, PWC, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Committee has discussed with PWC the matters that are required to be discussed by Statement on Auditing Standards No. 61 "Communication With Audit Committees". PWC has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," and the Committee discussed with PWC that firm's independence. The Committee also considered whether PWC's provision of non-audit services, which consisted primarily of tax services, is compatible with PWC's independence.

  Based on the considerations referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 and that PWC be appointed independent auditors for the Company for 2001. The foregoing report is provided by the following independent directors, who constitute the Audit
Committee:

  Christy W. Bell
  John F. Kaslow (Chairman)
  Thomas J. Shields

Appointment of Independent Accountants

  Under the recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers to serve as the Company's independent public accountants for the year ending December 31, 2001. PricewaterhouseCoopers or its predecessor has served as the Company's independent public accountants since the fiscal year ended February 28, 1990. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Performance Graph

  The following graph compares the five-year return from investing $100 on January 1, 1996 in each of Clean Harbors, Inc. Common Stock, the NASDAQ Market Index of companies, and an index of environmental services companies, compiled by Media General Financial Services, Inc. The environmental services group used by Media General Financial Services, Inc. includes all companies whose listed line-of-business is SIC Code 4953 (refuse systems), and assumes reinvestment of dividends on the ex-dividend date. An index compares relative performance since a particular starting date. In this instance, the starting date is December 31, 1995, when the Company's Common Stock closed at $2.50 per share.

                                            [GRAPH APPEARS HERE]
                         1995      1996      1997      1998      1999      2000
Clean Harbors, Inc.    100.00     90.00     62.50     60.00     50.00     71.24
Refuse Systems         100.00    114.74    116.02    106.00     45.99     69.68
NASDAQ Market Index    100.00    124.27    152.00    214.39    378.12    237.66

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 5% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of those reports are to be furnished to the Company. Based solely on its review of copies of the reports received by it, or written representations from certain reporting persons, the Company believes that during 2000 all such filing requirements were satisfied on a timely basis except for a Form 5 for Messrs. Curtis, Geary, Gerstenberg, Lawton, McNally, Parry and Paschetag due to a clerical error.

Stockholder Proposals

  Proposals which qualified stockholders intend to present at the 2002 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than December 31, 2001.

  Shareholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2001 Annual Meeting, and shareholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Clerk and received at the Company's principal executive offices not earlier than December 29, 2000 and not later than January 31, 2001. The written notice must satisfy certain requirements specified in the Company's By-Laws. A copy of the By-Laws will be sent to any shareholder upon written request to the Clerk.

                                 OTHER MATTERS

  THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE COMPANY. A COPY OF THE FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, MAY BE OBTAINED WITHOUT CHARGE, AND COPIES OF THE EXHIBITS WHICH ARE LISTED THEREIN WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S COSTS OF REPRODUCTION AND MAILING OF SUCH EXHIBITS. ALL SUCH REQUESTS SHOULD BE DIRECTED TO STEPHEN H. MOYNIHAN, SENIOR VICE PRESIDENT PLANNING AND DEVELOPMENT, CLEAN HARBORS ENVIRONMENTAL SERVICES, INC., 1501 WASHINGTON STREET, BRAINTREE, MASSACHUSETTS 02184-7535, TELEPHONE (781) 849-1800, EXT. 4454.

  Except for the matters set forth above, management knows of no other matter which is to be brought before the meeting, but if any other matter shall properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matter.

                                          By Order of the Board of Directors,

                                          /s/ C. Michael Malm
                                          C. Michael Malm, Clerk

May 1, 2001

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                     Appendix A

           Charter of the Audit Committee of the Board of Directors

Introduction

  The Clean Harbors Audit Committee is appointed by and responsible to the Company's Board of Directors. The Committee's principal role is to assist the Board in its oversight of the Company's financial reporting practice and associated processes. The Audit Committee conducts its business in accordance with a Charter approved by the Board and the Audit Committee has the delegated authority of the Board in conducting its authorized business. The Committee's Charter conforms with SEC, NASDAQ and NASD requirements and incorporates the principal recommendations of the NYSE and NASD sponsored Blue Ribbon Committee. As an ongoing "work in progress," this Charter will be reviewed annually and revised as necessary to reflect the evolution of the Company's business and relevant developments in the business and regulatory worlds.

Audit Committee Organization

  Membership

  . The Audit Committee shall be comprised solely of independent members of the Board of Directors each of whom is able to read and understand fundamental financial statements. At least one member of the Committee will have specific expertise in finance and/or accounting.

  . The Committee shall consist of at least three outside Directors nominated by the Board's Governance Committee and elected by the Board of Directors.

  . The term of the Committee membership is indeterminate but membership of any Director on the Committee shall be reviewed at least every three years by the Governance Committee.

  Committee Member Independence

  . Audit Committee members should have no personal or business relationships that would compromise the independence or effectiveness of the Committee. The criteria included in the SEC's December 14, 1999 approval of NASDAQ's amendments to its listing standards will constitute the relevant independence guidelines.

  Audit Committee Responsibilities

    The Audit Committee provides an oversight role with respect to the Company's financial reporting, internal controls, compliance with SEC regulatory matters and general adherence to ethical business standards. Its overarching responsibilities are to:

    . Provide assurance that the financial disclosures made by management fairly and reasonably portray the Company's financial condition.

    . Provide assurance that the Company establishes and maintains internal controls designed to reasonably ensure compliance with accounting policies and standards.

    . Recommend selection of an outside auditor, to assess the auditors independence, to review the audit scope and fee, to review the audit results and the auditor's recommendations.

    .  Undertake specific assignments from the Board of Directors.

    .  Report periodically to the Board of Directors.

    The Committee does not perform nor guarantee any functions performed by the outside auditor or the Company's financial and accounting organizations. Its oversight activities are conducted principally through pursuit of the following activities.

  Financial Reporting

    . Review of the Company's annual financial statements before release. The review shall include discussing with Company financial management and the outside auditor any significant issues associated with accounting principles, adjustments, estimates and judgements. Based on its review, the Audit Committee shall make a recommendation to the Board of Directors concerning the inclusion of the Company's annual report on Form 10-K.

    . Review, or delegating review to the Committee Chairman, of the quarterly financial statements before their release. The review shall include discussion with Company financial management, and the outside auditor if necessary, of any significant accounting issues.

    . Review significant accounting or financial statement issues involving companies in related industries for their relevance to Audit Committee interests and responsibilities.

    . Review significant accounting issues, including accounting professional group and regulatory pronouncements, and understanding their impact on financial statements.

  Internal Controls

    . Review periodically the integrity of the Company's financial and operating controls.

    . Review outside auditor recommendations and management's response relative to internal controls.

    . Review periodically management's process for informing employees of the ongoing importance of maintaining internal controls and for complying with accounting standards.

    . Review periodically management's computer system controls and security arrangements.

  Outside Auditor Relationships

    . The Audit Committee shall ensure receipt from the outside auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and the Audit Committee shall also engage in a dialogue with the auditor with respect to any disclosed relationships or services which may impact the objectivity and independence of the auditor and shall take, or recommend that the Board of Directors take, appropriate action to ensure the independence of the outside auditor.

    . The outside auditor is ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee shall evaluate the auditor's performance and recommend selection and, if appropriate, replacement of the auditor to the Board for its action.

    . The Audit Committee shall meet in executive session with the outside auditor at least annually.

    . The outside auditor shall discuss with the Committee its judgement with respect to the quality of the Company's accounting principles as applied in its financial reporting.

  Compliance

    . The Audit Committee shall review the internal process that ensures that standards of ethical conduct are communicated to the organization and shall review with management serious violations and corrective actions taken.

    . The Audit Committee shall review the internal process for complying with environmental regulations and shall review annual compliance results with company management.

    . The Audit Committee shall review with corporate counsel legal matters which could have a significant impact on the Company's financial results.

  Other Responsibilities

    . Discuss with Company management, and the outside auditor as necessary, accounting issues associated with new business ventures.

    .  Review periodically corporate insurance coverage.

    .  Review completed capital project results for projects over $500,000.

    . Maintain the minutes of Committee meetings and report significant Committee activities to the Board of Directors.

    . Undertake special initiatives on behalf of the Board of Directors or the Audit Committee.

                              CLEAN HARBORS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alan S. McKim, Stephen H. Moynihan and
C. Michael Malm, and each of them acting solely, with full power of substitution, as the true and lawful attorney-in-fact and proxy for the undersigned to vote all shares of Common Stock of Clean Harbors, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Friday, June 15, 2001, at Citizens Bank, 53 State Street, Eighth Floor, Brigham Room, Boston, Massachusetts, or any adjournment thereof, hereby revoking any proxies heretofore given. Each such proxy is hereby directed to vote upon the matters set forth on the reverse side hereof and, in his own discretion, upon such other matters as may properly come before the meeting.

                        (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                              CLEAN HARBORS, INC.

                                 JUNE 15, 2001



                Please Detach and Mail in the Envelope Provided

   [X]    Please mark your votes
          as in this example.

   1.     To elect the nominees    FOR     WITHHELD          NOMINEES:
          listed at right as       [_]       [_]             John P. DeVillars
          Class III directors                                Daniel J. McCarthy
          of the Company for a
          three-year term, until the 2004 Annual
          Meeting of Stockholders and until their
          respective successors shall be duly elected:

   For, except vote withheld from the following nominee:

   -----------------------------------------------------

   SIGNATURE:                                               DATE:
             ----------------------------------------------      ---------------

   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.